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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                          _____________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                        (Date of earliest event reported)
                                  JUNE 22, 2005

                          ____________________________

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)

        0-29785                                                  84-0605867
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)

                                NO.308 XUEFU ROAD
                            NANGANG DISTRICT, HARBIN,
                                  CHINA, 150086
              (Address of Principal Executive Offices and zip code)
                                86-451-8666-6601
              (Registrant's telephone number, including area code)

                     AMERICAN ORIENTAL BIOENGINEERING, INC.
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS,
APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 22, 2005, the Board of Directors (the "Board") of American Oriental Bioengineering, Inc.'s (the "Company") increased the number of directors of the Company to seven and appointed Eileen Brody to fill in the new vacancy in directorship of the Company.

         Ms. Brody, age 44, is an experienced senior retail executive, with 21 years of experience helping retailers increase growth and profitability. From 1997 to 2004, Ms. Brody was Vice President of Merchandising and the General Merchandising Manager for Carter's Childrenwear's Retail Division, a division of The William Carter Company. There, she was in charge of the merchandising P&L for the 175 store nationwide chain. She helped lead a turnaround effort, which produced record sales and profitability for seven consecutive years. While there, she assisted the company in its successful New York Stock Exchange Initial Public Offering.

         From 1983 to 1990 she was a Senior Manager and a CPA at the accounting firm of KPGM Peat Marwick. Ms. Brody received her Undergraduate and MBA degrees from Pace University and a second MBA from the Harvard Graduate School of Business. She received the Fitzie Foundation Award in 1991, where she was chosen by the Harvard Business School and Fitzie Board of Trustees as the HBS Woman Best Demonstrating Exemplary Leadership, Academic Excellence and Commitment to Community.

         Simultaneous with her appointment as a director, the Board has appointed Ms. Brody as a member and chairperson of the Board's Audit Committee.

         Ms. Brody has no family relationships with any of the executive officers or directors of the Company. There have been no transactions in the past two years to which the Company or any of its subsidiaries was or is to be a party, in which Ms. Brody had, or will have, a direct or indirect material interest. The Company and Ms. Brody have entered into a service agreement, dated as of June 22, 2005, pursuant to which Ms. Brody shall carry out the duties of an independent director. Under this service contract, the Company will pay Ms. Brody an annual retainer of $30,000 cash, payable monthly, and $30,000 in market value of registered common stock of the Company for every year of service to the Company, payable at the end of each calendar year. The service agreement continues until Ms. Brody is removed or not re-elected as a director of the Company.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 AMERICAN ORIENTAL BIOENGINEERING, INC.


Date:  June 30, 2005             By: /s/ Lily Li
                                     -------------------------------------------
                                     Name: Lily Li
                                     Title: Chief Operating Officer